UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: February 3, 2010
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

28925 Fountain Parkway, Solon, Ohio	44139

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (440) 519-8700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions; and
Item 7.01 Regulation FD Disclosure
On February 8, 2010, Agilysys, Inc. (the “Company”) issued a press release announcing corrected results for the unaudited fiscal 2010 third quarter and nine months ended December 31, 2009. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on February 3, 2010. On that date, the Company issued a press release announcing its unaudited financial results for the fiscal 2010 third quarter and nine months ended December 31, 2009 and included as exhibits to the Form 8-K the press release (including financial results) and a copy of the slide presentation for the webcast call on February 3, 2010.
The February 8, 2010 press release (including corrected financial results) and corrected slide presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1	Press release issued by the Company dated February 8, 2010, including unaudited results for the fiscal 2010 third quarter and nine months ended December 31, 2009.

99.2	Fiscal 2010 third quarter and nine months ended December 31, 2009 slide presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kenneth J. Kossin, Jr.
Kenneth J. Kossin, Jr.
Senior Vice President and Chief Financial Officer

Date: February 8, 2010

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by the Company dated February 8, 2010, including results for the fiscal 2010 third quarter and nine months ended December 31, 2009.

99.2	Fiscal 2010 third quarter and nine months ended December 31, 2009 slide presentation.